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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934


                               DECEMBER 17, 1996
                                 DATE OF REPORT


                           NATIONAL ENTERPRISES INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)



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
                     INDIANA                            1-4799                      35-0540454
(STATE OR OTHER JURISDICTION OF INCORPORATION)  (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
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

            P.O. BOX 940846, PLANO TEXAS, USA                                       75094-0846
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

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                                  214-960-8844
                        (REGISTRANT'S TELEPHONE NUMBER)

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                           ITEM 1 - CHANGE IN CONTROL

On December 17, 1996 a change in control occurred the details of which are as follows:


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
Description of Transaction:  Mercury Immobilien und Verwaltungs AG acquired a block of shares from Arendscor (Canada) Inc., both companies are unrelated arms length parties.

Acquirer:                    Mercury Immobilien und Verwaltungs AG, a private
                             Swiss company.

Consideration Paid:          U.S. $10,000 obtained from the general working
                             capital .

Acquired:                    54,367,551 common shares of the Company
                             representing 77.7% of the 70,005,997 common shares of the company outstanding.

Date Acquired:               December 17, 1996
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                 ITEM 2 - ACQUISITION AND DISPOSITION OF ASSETS

DISPOSITION OF ASSETS

On November 28, 1996 the company was indebted to Arendscor (Canada) Inc. (the controlling shareholder of the Company at that date) and its affiliates, in the amount of U.S. $142,874. This debt was assumed by Danca Investments Inc., an affiliate of Arendscor (Canada) Inc., the consideration for which assumption was the transfer of the company's interests in its wholly owned subsidiaries:
NRC Inc., Arendswood Homes Inc., and National Building Systems Inc. The net book value of these subsidiaries in the accounts of the company was NRC Inc. U.S.$1,350, Arendswood Homes Inc. U.S.$245, and National Buildings Systems Inc. U.S.$960, respectively. The aggregate market value of the subsidiaries based on the review of the Company and its directors was not more than the debt assigned. Attached hereto, are Exhibits 1 through III, are the agreements pertaining to the subject transfer.

The assignment of the debt and transfer of the assets were undertaken in the ordinary course of financial restructuring which the company has been undertaking since it emerged from bankruptcy in 1992. Furthermore, such assumption and transfer were approved by the shareholders during their last meeting held on June 15, 1995.

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ACQUISITION OF ASSETS

On December 17, 1996 the company acquired from Argosy Mining Corp., an arms length party, Argosy Mining G.m.b.H and its interests in nine gold prospecting properties in Austria. The acquired properties comprise:


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
               Property                            Location                    sq. kms.

Schellgaden North and South             South Salzburg/North Carinthia  39.4 and 37.4 sq. kms.
Goldeck Siflitz                         South Carinthia                 37.4 sq. kms.
Siflitz East                            South Carinthia                 31.6 sq. kms.
Kreuzeck West
(Rabant-Gurskerkammer-Fundkofel         South West Carinthia            31.6 sq. kms.
Kreuzeck East (Lengholz)                South Carinthia                 20.5 sq. kms.
Kliening and Kliening West (Buchbauer)  East Carinthia                  27.4 and 27.4 sq. kms.
Strasseck-Gasen                         North Styria                    12.3 sq. kms.
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The consideration paid, established through arms length negotiation, for Argosy
Mining G.m.b.H. was Cdn. $250,000 paid by the company, and 1,000,000 common shares of the company owned by Mercury Immobilien und Verwaltungs AG (the new control shareholder).

All nine properties have been centers of gold mining activities dating back at least 1,000 years with intermittently flourishing gold production continuing into the late 19th century. Repeated attempts to explore and revive the areas' gold potential during the first half of the 20th century were curtailed by the two World Wars. Extensive underground workings from the old mining periods are still accessible at the Schellgaden, Goldeck Siflitz and Kreuzeck gold properties.

In 1995 Argosy conducted extensive underground channel sampling programs in old mines on the Schellgaden and Goldeck Siflitz properties to test for the gold potential of the in situ ore. Subsequently four diamond core drill holes were made at the Schellgaden North property and three at the Goldeck Siflitz property.

With a minute analysis of previous exploration data and the new information generated by the channel sampling and core drilling, a new understanding of the Schellgaden North gold property's geology and structural model reveals what NEI believes to be significant potential for this ancient mining area. NEI plans a new drilling program to be conducted over an area of 500 by 1500 meters, which includes old workings.

Although the Schellgaden North property is the priority for further exploration, an evaluation of the future exploration potential of the other properties is ongoing under the direction of Dr. Hans R. Klob, General Manager.

Attached hereto as Exhibits IV is the agreements pertaining to the subject acquisition. The December 31, 1995 audited financial statements of Argosy Mining G.m.b.H. are attached as

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Exhibit V.

                        ITEM 6 - RESIGNATION OF DIRECTORS

Coincidental with the sale by Arendscor (Canada) Inc. of its 54,367,551 shares described above, two of the four directors of the company resigned as their interests lay with Arendscor (Canada) Inc. The two resigning directors were John B. Overzet and Arthur W. Walker. Replacing them are Florian Riedl-Riedenstein and Edward Jan Smith. Matthew Gazenbeek and D. Campbell Deacon continue as directors. D. Campbell Deacon is Chief Executive Officer of United Tri-Star Resources Ltd., a Canadian public company of which Mercury Immobilien und Verwaltungs AG is a significant shareholder.


                              ITEM 7(C) - EXHIBITS

Attached hereto are the following exhibits:


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
                      Exhibit                         Exhibit No.

Share Purchase Agreement, dated November 28, 1996
among, National Enterprises Inc. and Danca
Investments Inc. pertaining to NRC Inc.                    I

Share Purchase Agreement, dated November 28, 1996
among, National Enterprises Inc. and Danca
Investments Inc. pertaining to
National Building Systems, Inc.                           II

Share Purchase Agreement, dated November 28, 1996
among, National Enterprises Inc. and Danca
Investments Inc. pertaining to Arendswood Homes,
Inc.                                                     III

Agreement, dated November 30, 1996 among, National
Enterprises Inc., Argosy Mining Corp. and Mercury
Immobilien und Verwaltungs AG pertaining to the
acquisition of Argosy Mining G.m.b.H.                     IV

Argosy Mining G.m.b.H., Audited Financial
Statements for the period ending December 31, 1995         V

Argosy Mining G.m.b.H., Un-audited Financial
Statements for the nine months ending
September 30, 1996                                        VI
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The acquisition of Argosy Mining G.m.b.H. as described in ITEM 2 - ACQUISITION
AND DISPOSITION OF ASSETS, ACQUISITION OF ASSETS and the disposition of the three subsidiaries described in ITEM 2 - ACQUISITION AND DISPOSITION OF ASSETS, DISPOSITION OF ASSETS, will be reflected in the December 31, 1996 audited financial statements to be filed with the Company's Form 10-K for such fiscal year.




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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, 1994, the registrant had duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED this 17 day of December, 1996

NATIONAL ENTERPRISES INC.




per: /s/ D. CAMPBELL DEACON
     -----------------------------------
     D. Campbell Deacon
     President


per: /s/ C.W. LEIGH CASSIDY, CA
     -----------------------------------
     C.W. Leigh Cassidy, CA
     Vice President, Secretary





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                              EXHIBIT INDEX



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

Exhibit No.      Description

  1.I Share Purchase Agreement, dated November 28, 1996 among, National Enterprises Inc. and Danca
                 Investments Inc. pertaining to NRC Inc.

 1.II Share Purchase Agreement, dated November 28, 1996 among, National Enterprises Inc. and Danca
                 Investments Inc. pertaining to National Building Systems, Inc.

1.III Share Purchase Agreement, dated November 28, 1996 among, National Enterprises Inc. and Danca
                 Investments Inc. pertaining to Arendswood Homes, Inc.

 2.IV Agreement, dated November 30, 1996 among, National Enterprises Inc., Argosy Mining Corp. and Mercury Immobilien und Verwaltungs AG pertaining to the acquisition of Argosy Mining G.m.b.H.

 13.V            Argosy Mining G.m.b.H., Audited Financial
                 Statements for the period ending December 31, 1995

99.VI            Argosy Mining G.m.b.H., Un-audited Financial
                 Statements for the nine months ending September 30, 1996

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